Exhibit 99.2

Investor Supplement
Third Quarter 2011
The financial statements and financial exhibits included herein are unaudited. These financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes thereto included in the Company’s 2010 Annual Report on Form 10-K filed on February 3, 2011 and Quarterly Reports on Form 10-Q filed subsequent to such Form 10-K. The results of operations for interim periods should not be considered indicative of results to be expected for the full year.
Non-GAAP Financial Measures
This document contains non-GAAP financial measures to analyze the Company’s operating performance for the periods presented. Because the Company’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company’s non-GAAP financial measures to those of other companies. For detailed disclosures on non-GAAP financial measures please refer to the “Definitions of Non-GAAP Financial Measures” on Page 24.

Kemper Corporation
Investor Supplement
Third Quarter 2011

Kemper Corporation Consolidated Financial Highlights (Dollars in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Dec 31, 2010	Sep 30, 2010	Jun 30, 2010	Mar 31, 2010	Sep 30, 2011	Sep 30, 2010
For Period Ended
Earned Premiums	$543.0	$548.1	$546.0	$561.6	$568.2	$578.1	$581.5	$1,637.1	$1,727.8
Net Investment Income	58.6	82.9	81.2	84.7	79.4	81.3	80.3	222.7	241.0
Net Investment Gains (Losses) and Other Income	(8.8)	16.7	14.0	24.5	3.0	(1.7)	1.6	21.9	2.9
Total Revenues	$592.8	$647.7	$641.2	$670.8	$650.6	$657.7	$663.4	$1,881.7	$1,971.7

Net Operating Income (Loss)[1]	$9.8	$(17.4)	$38.7	$39.7	$30.6	$37.7	$43.9	$31.1	$112.2
Income (Loss) from Continuing Operations	$3.8	$(6.6)	$47.6	$55.7	$32.3	$36.4	$44.7	$44.8	$113.4
Net Income (Loss)	$4.7	$(0.5)	$54.1	$62.9	$35.7	$37.8	$48.2	$58.3	$121.7

Per Unrestricted Common Share Amounts:
Basic:
Net Operating Income (Loss)[1]	$0.16	$(0.29)	$0.64	$0.65	$0.49	$0.61	$0.70	$0.51	$1.81
Income (Loss) from Continuing Operations	$0.06	$(0.11)	$0.78	$0.91	$0.52	$0.59	$0.72	$0.74	$1.83
Net Income (Loss)	$0.08	$(0.01)	$0.89	$1.03	$0.58	$0.61	$0.77	$0.96	$1.96
Diluted:
Net Operating Income (Loss)[1]	$0.16	$(0.29)	$0.63	$0.65	$0.49	$0.60	$0.70	$0.51	$1.80
Income (Loss) from Continuing Operations	$0.06	$(0.11)	$0.78	$0.91	$0.52	$0.59	$0.72	$0.74	$1.82
Net Income (Loss)	$0.08	$(0.01)	$0.89	$1.03	$0.58	$0.61	$0.77	$0.96	$1.95

Dividends Paid to Shareholders Per Share	$0.24	$0.24	$0.24	$0.22	$0.22	$0.22	$0.22	$0.72	$0.66

At Period End
Total Assets	$8,200.6	$8,181.9	$8,230.0	$8,358.5	$8,540.9	$8,507.9	$8,512.0
Insurance Reserves	$4,158.1	$4,186.8	$4,169.4	$4,182.4	$4,185.4	$4,198.3	$4,217.2
Notes Payable	$675.4	$610.2	$610.0	$609.8	$561.9	$561.8	$561.6
Shareholders’ Equity	$2,220.1	$2,136.2	$2,116.5	$2,113.4	$2,200.3	$2,068.2	$1,977.6
Shareholders’ Equity Excluding Goodwill	$1,908.3	$1,824.4	$1,804.7	$1,801.6	$1,888.5	$1,741.6	$1,645.8
Common Shares Issued and Outstanding (In Millions)	60.456	60.460	60.453	61.067	61.450	61.925	62.464
Book Value Per Share[2]	$36.72	$35.33	$35.01	$34.61	$35.81	$33.40	$31.66
Book Value Per Share Excluding Goodwill[1,2]	$31.56	$30.18	$29.85	$29.50	$30.73	$28.12	$26.35
Book Value Per Share Excluding Unrealized on Fixed Maturities[1,2]	$31.43	$32.20	$32.55	$32.11	$31.36	$30.14	$29.79
Debt to Total Capitalization[2]	23.3%	22.2%	22.4%	22.4%	20.3%	21.4%	22.1%
Rolling 12 Months Return on 5-point Average Shareholders Equity[2,3]	5.6%	7.2%	9.1%	9.0%	9.3%	11.2%	12.1%

[1] Non-GAAP Measure. See Page 24 for definition.
[2] See Capital Metrics for detail calculations.
[3] Rolling 12 Months Return on 5-point Average Shareholders Equity is calculated by taking the last 12 months of Net Income (Loss) divided by the 5-point average Shareholders’ Equity. The 5-point Average Shareholders’ Equity is calculated by using a 5-point quarter average of Shareholders’ Equity for the 12 month period.

Kemper Corporation Consolidated Statements of Operations (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Dec 31, 2010	Sep 30, 2010	Jun 30, 2010	Mar 31, 2010	Sep 30, 2011	Sep 30, 2010
Revenues:
Earned Premiums	$543.0	$548.1	$546.0	$561.6	$568.2	$578.1	$581.5	$1,637.1	$1,727.8
Net Investment Income	58.6	82.9	81.2	84.7	79.4	81.3	80.3	222.7	241.0
Other Income	0.4	0.2	0.2	0.3	0.4	0.3	0.3	0.8	1.0
Net Realized Gains (Losses) on Sales of Investments	(4.2)	17.8	14.2	28.0	7.2	2.9	4.5	27.8	14.6
Other-than-temporary Impairment Losses:
Total Other-than-temporary Impairment Losses	(5.0)	(1.3)	(0.4)	(3.8)	(3.6)	(4.1)	(6.2)	(6.7)	(13.9)
Portion of Losses Recognized in Other Comprehensive (Income) Loss	—	—	—	—	(1.0)	(0.8)	3.0	—	1.2
Net Impairment Losses Recognized in Earnings	(5.0)	(1.3)	(0.4)	(3.8)	(4.6)	(4.9)	(3.2)	(6.7)	(12.7)
Total Revenues	592.8	647.7	641.2	670.8	650.6	657.7	663.4	1,881.7	1,971.7
Expenses:
Policyholders’ Benefits and Incurred Losses and Loss Adjustment Expenses	399.6	477.1	392.3	407.1	403.9	419.1	417.1	1,269.0	1,240.1
Insurance Expenses	172.6	166.3	161.9	168.7	168.9	169.4	168.5	500.8	506.8
Write-off of Goodwill	—	—	—	—	14.8	—	—	—	14.8
Interest and Other Expenses	21.4	20.9	19.7	18.4	16.1	17.4	16.4	62.0	49.9
Total Expenses	593.6	664.3	573.9	594.2	603.7	605.9	602.0	1,831.8	1,811.6
Income (Loss) from Continuing Operations before Income Taxes and Equity in Net Income (Loss) of Investee	(0.8)	(16.6)	67.3	76.6	46.9	51.8	61.4	49.9	160.1
Income Tax Benefit (Expense)	4.6	10.0	(19.7)	(20.9)	(14.3)	(14.9)	(17.4)	(5.1)	(46.6)
Income (Loss) from Continuing Operations before Equity in Net Income (Loss) of Investee	3.8	(6.6)	47.6	55.7	32.6	36.9	44.0	44.8	113.5
Equity in Net Income (Loss) of Investee	—	—	—	—	(0.3)	(0.5)	0.7	—	(0.1)
Income (Loss) from Continuing Operations	3.8	(6.6)	47.6	55.7	32.3	36.4	44.7	44.8	113.4
Discontinued Operations:
Income from Discontinued Operations before Income Taxes	0.6	9.3	9.4	12.1	5.6	2.5	5.6	19.3	13.7
Income Tax Benefit (Expense)	0.3	(3.2)	(2.9)	(4.9)	(2.2)	(1.1)	(2.1)	(5.8)	(5.4)
Income from Discontinued Operations	0.9	6.1	6.5	7.2	3.4	1.4	3.5	13.5	8.3
Net Income (Loss)	$4.7	$(0.5)	$54.1	$62.9	$35.7	$37.8	$48.2	$58.3	$121.7
Income (Loss) from Continuing Operations Per Unrestricted Share:
Basic	$0.06	$(0.11)	$0.78	$0.91	$0.52	$0.59	$0.72	$0.74	$1.83
Diluted	$0.06	$(0.11)	$0.78	$0.91	$0.52	$0.59	$0.72	$0.74	$1.82
Net Income (Loss) Per Unrestricted Share:
Basic	$0.08	$(0.01)	$0.89	$1.03	$0.58	$0.61	$0.77	$0.96	$1.96
Diluted	$0.08	$(0.01)	$0.89	$1.03	$0.58	$0.61	$0.77	$0.96	$1.95
Dividends Paid to Shareholders Per Share	$0.24	$0.24	$0.24	$0.22	$0.22	$0.22	$0.22	$0.72	$0.66
Weighted Average Unrestricted Common Shares Outstanding	60.141	60.119	60.678	61.127	61.458	61.985	62.155	60.313	61.866

Kemper Corporation Consolidated Balance Sheets (Dollars in Millions) (Unaudited)

	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Dec 31, 2010	Sep 30, 2010	Jun 30, 2010	Mar 31, 2010
Assets:
Investments:
Fixed Maturities at Fair Value	$4,782.4	$4,573.2	$4,491.9	$4,475.3	$4,711.4	$4,741.5	$4,617.1
Equity Securities at Fair Value	360.8	503.0	511.7	550.4	415.6	231.8	209.0
Equity Method Limited Liability Investments at Cost Plus Cumulative Undistributed Earnings	305.0	325.3	326.0	328.0	315.7	308.6	299.3
Investee (Intermec)	—	—	—	—	—	91.8	95.0
Short-term Investments at Cost	120.9	274.5	415.8	402.9	404.4	393.5	361.2
Other Investments	495.2	497.2	496.0	494.2	490.7	487.8	487.6
Total Investments	6,064.3	6,173.2	6,241.4	6,250.8	6,337.8	6,255.0	6,069.2
Cash	471.0	123.8	77.5	117.2	149.6	100.8	160.9
Automobile Loan Receivables at Cost and Net of Reserve for Loan Losses	—	232.6	278.1	337.6	397.4	470.9	556.1
Other Receivables	604.4	591.9	619.9	606.7	630.7	612.7	629.0
Deferred Policy Acquisition Costs	539.5	536.1	530.2	525.2	528.1	524.9	521.6
Goodwill	311.8	311.8	311.8	311.8	311.8	326.6	331.8
Current and Deferred Income Tax Assets	38.7	40.9	1.9	39.6	27.2	60.4	95.2
Other Assets	170.9	171.6	169.2	169.6	158.3	156.6	148.2
Total Assets	$8,200.6	$8,181.9	$8,230.0	$8,358.5	$8,540.9	$8,507.9	$8,512.0
Liabilities and Shareholders’ Equity:
Insurance Reserves:
Life and Health	$3,094.5	$3,085.6	$3,073.6	$3,063.7	$3,054.0	$3,048.8	$3,046.5
Property and Casualty	1,063.6	1,101.2	1,095.8	1,118.7	1,131.4	1,149.5	1,170.7
Total Insurance Reserves	4,158.1	4,186.8	4,169.4	4,182.4	4,185.4	4,198.3	4,217.2
Certificates of Deposits at Cost	—	—	172.7	321.4	409.2	512.7	596.1
Unearned Premiums	687.1	675.6	680.4	678.6	703.9	700.1	715.0
Liabilities for Income Taxes	69.2	25.1	8.6	15.1	60.3	10.8	11.1
Notes Payable at Amortized Cost	675.4	610.2	610.0	609.8	561.9	561.8	561.6
Accrued Expenses and Other Liabilities	390.7	548.0	472.4	437.8	419.9	456.0	433.4
Total Liabilities	5,980.5	6,045.7	6,113.5	6,245.1	6,340.6	6,439.7	6,534.4
Shareholders’ Equity:
Common Stock	6.1	6.0	6.0	6.1	6.1	6.2	6.3
Paid-in Capital	745.4	744.2	743.3	751.1	756.0	761.1	766.9
Retained Earnings	1,200.5	1,210.5	1,225.6	1,198.8	1,154.6	1,137.9	1,121.2
Accumulated Other Comprehensive Income	268.1	175.5	141.6	157.4	283.6	163.0	83.2
Total Shareholders’ Equity	2,220.1	2,136.2	2,116.5	2,113.4	2,200.3	2,068.2	1,977.6
Total Liabilities and Shareholders’ Equity	$8,200.6	$8,181.9	$8,230.0	$8,358.5	$8,540.9	$8,507.9	$8,512.0

Kemper Corporation Capital Metrics (Dollars and Shares in Millions, Except Per Share Amounts)

	Three Months Ended
	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Dec 31, 2010	Sep 30, 2010	Jun 30, 2010	Mar 31, 2010
Book Value Per Share
Numerator
Shareholders’ Equity	$2,220.1	$2,136.2	$2,116.5	$2,113.4	$2,200.3	$2,068.2	$1,977.6
Less: goodwill	(311.8)	(311.8)	(311.8)	(311.8)	(311.8)	(326.6)	(331.8)
Shareholders’ Equity Excluding Goodwill	$1,908.3	$1,824.4	$1,804.7	$1,801.6	$1,888.5	$1,741.6	$1,645.8
Shareholders’ Equity	$2,220.1	$2,136.2	$2,116.5	$2,113.4	$2,200.3	$2,068.2	$1,977.6
Less: Unrealized Gains and Losses on Fixed Maturities	(319.8)	(189.4)	(149.0)	(152.4)	(273.5)	(201.7)	(117.1)
Shareholders’ Equity Excluding Unrealized on Fixed Maturities	$1,900.3	$1,946.8	$1,967.5	$1,961.0	$1,926.8	$1,866.5	$1,860.5
Denominator
Common Shares Issued and Outstanding	60.456	60.460	60.453	61.067	61.450	61.925	62.464
Book Value Per Share	$36.72	$35.33	$35.01	$34.61	$35.81	$33.40	$31.66
Book Value Per Share Excluding Goodwill	$31.56	$30.18	$29.85	$29.50	$30.73	$28.12	$26.35
Book Value Per Share Excluding Unrealized on Fixed Maturities	$31.43	$32.20	$32.55	$32.11	$31.36	$30.14	$29.79

Return on Shareholders’ Equity
Numerator
Rolling 12 Months Net Income	$121.2	$152.2	$190.5	$184.6	$188.0	$214.4	$218.5
Denominator (5-point Average)
5-point Average Shareholders’ Equity	$2,157.3	$2,126.9	$2,095.2	$2,055.4	$2,011.4	$1,910.0	$1,809.3
Rolling 12 Months Return on Average Shareholders Equity (5-point Average)	5.6%	7.2%	9.1%	9.0%	9.3%	11.2%	12.1%

Debt and Total Capitalization
Debt	$675.4	$610.2	$610.0	$609.8	$561.9	$561.8	$561.6
Shareholders’ Equity	2,220.1	2,136.2	2,116.5	2,113.4	2,200.3	2,068.2	1,977.6
Total Capitalization	$2,895.5	$2,746.4	$2,726.5	$2,723.2	$2,762.2	$2,630.0	$2,539.2
Ratio of Debt to Shareholders’ Equity	30.4%	28.6%	28.8%	28.9%	25.5%	27.2%	28.4%
Ratio of Debt to Total Capitalization	23.3%	22.2%	22.4%	22.4%	20.3%	21.4%	22.1%

Parent Company Liquidity
Kemper Holding Company Cash and Investments	$37.6	$47.6	$84.2	$60.5	$67.5	$135.7	$141.8
Borrowings Available Under Credit Agreement	180.0	245.0	245.0	245.0	245.0	245.0	245.0
Parent Company Liquidity	$217.6	$292.6	$329.2	$305.5	$312.5	$380.7	$386.8

Capital Returned to Shareholders
Common Stock Repurchased	$—	$—	$21.7	$9.9	$10.5	$14.0	$—
Cash Dividends Paid	14.5	14.5	14.7	13.5	13.6	13.8	13.7
Total Capital Returned to Shareholders	$14.5	$14.5	$36.4	$23.4	$24.1	$27.8	$13.7

Kemper Corporation Debt Outstanding and Ratings (Dollars in Millions) (Unaudited)

	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Dec 31, 2010	Sep 30, 2010	Jun 30, 2010	Mar 31, 2010
Notes Payable under Revolving Credit Agreements	$65.0	—	—	—	—	—	—
Senior Notes at Amortized Cost:
6.00% Senior Notes due May 15, 2017	356.7	356.5	356.4	356.3	356.2	356.1	356.0
6.00% Senior Notes due November 30, 2015	248.1	248.0	247.9	247.8	—	—	—
4.875% Senior Notes due November 1, 2010	—	—	—	—	200.0	199.9	199.8
Mortgage Note Payable at Amortized Cost	5.6	5.7	5.7	5.7	5.7	5.8	5.8
Notes Payable at Amortized Cost	$675.4	$610.2	$610.0	$609.8	$561.9	$561.8	$561.6

	A.M. Best	Moody’s	S&P	Fitch
As of Date of Financial Supplement
Kemper Debt Ratings:
Senior Notes Payable	bbb-	Baa3	BBB-	BBB-
Insurance Company Financial Strength Ratings:
Trinity Universal Insurance Company	A-	A3	A-	A-
United Insurance Company of America	A-	A3	A	A-
Reserve National Insurance Company	A-

Kemper Corporation Segment Revenues (Dollars In Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Dec 31, 2010	Sep 30, 2010	Jun 30, 2010	Mar 31, 2010	Sep 30, 2011	Sep 30, 2010
Revenues:
Kemper Preferred:
Earned Premiums	$216.5	$214.4	$211.9	$220.9	$221.8	$222.9	$222.4	$642.8	$667.1
Net Investment Income	8.4	15.6	14.1	14.2	12.3	13.9	12.4	38.1	38.6
Other Income	0.1	—	0.1	0.1	0.1	0.1	0.1	0.2	0.3
Total Kemper Preferred	225.0	230.0	226.1	235.2	234.2	236.9	234.9	681.1	706.0
Unitrin Specialty:
Earned Premiums	111.0	113.3	112.4	115.0	117.0	120.5	122.4	336.7	359.9
Net Investment Income	3.3	6.8	6.3	6.3	5.7	6.7	6.1	16.4	18.5
Other Income	0.2	0.1	0.1	0.1	0.2	0.1	0.2	0.4	0.5
Total Unitrin Specialty	114.5	120.2	118.8	121.4	122.9	127.3	128.7	353.5	378.9
Unitrin Direct:
Earned Premiums	54.4	57.5	59.9	64.8	68.6	73.0	76.0	171.8	217.6
Net Investment Income	2.9	5.6	5.4	5.4	4.8	5.9	5.3	13.9	16.0
Other Income	0.1	—	—	—	—	0.1	—	0.1	0.1
Total Unitrin Direct	57.4	63.1	65.3	70.2	73.4	79.0	81.3	185.8	233.7
Life and Health Insurance:
Earned Premiums	161.1	162.9	161.8	160.9	160.8	161.7	160.7	485.8	483.2
Net Investment Income	42.9	52.4	53.0	55.9	53.8	51.3	53.3	148.3	158.4
Other Income	—	0.1	—	0.1	0.1	—	—	0.1	0.1
Total Life and Health Insurance	204.0	215.4	214.8	216.9	214.7	213.0	214.0	634.2	641.7
Total Segment Revenues	600.9	628.7	625.0	643.7	645.2	656.2	658.9	1,854.6	1,960.3
Net Realized Gains (Losses) on Sales of Investments	(4.2)	17.8	14.2	28.0	7.2	2.9	4.5	27.8	14.6
Net Impairment Losses Recognized in Earnings	(5.0)	(1.3)	(0.4)	(3.8)	(4.6)	(4.9)	(3.2)	(6.7)	(12.7)
Other	1.1	2.5	2.4	2.9	2.8	3.5	3.2	6.0	9.5
Total Revenues	$592.8	$647.7	$641.2	$670.8	$650.6	$657.7	$663.4	$1,881.7	$1,971.7

Kemper Corporation Segment Operating Results (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Dec 31, 2010	Sep 30, 2010	Jun 30, 2010	Mar 31, 2010	Sep 30, 2011	Sep 30, 2010
Segment Operating Profit (Loss):
Kemper Preferred	$(15.7)	$(54.2)	$14.2	$9.9	$17.1	$17.6	$19.3	$(55.7)	$54.0
Unitrin Specialty	6.7	6.0	5.1	1.6	8.0	7.5	7.5	17.8	23.0
Unitrin Direct	(3.7)	(8.2)	(7.4)	(5.4)	(1.5)	0.9	(1.1)	(19.3)	(1.7)
Life and Health	34.3	32.7	50.8	53.1	26.9	33.5	40.5	117.8	100.9
Total Segment Operating Profit (Loss)	21.6	(23.7)	62.7	59.2	50.5	59.5	66.2	60.6	176.2
Unallocated Operating Loss	(13.2)	(9.4)	(9.2)	(6.8)	(6.2)	(5.7)	(6.1)	(31.8)	(18.0)
Total Operating Profit (Loss)	8.4	(33.1)	53.5	52.4	44.3	53.8	60.1	28.8	158.2
Net Realized Gains (Losses) on Sales of Investments	(4.2)	17.8	14.2	28.0	7.2	2.9	4.5	27.8	14.6
Net Impairment Losses Recognized in Earnings	(5.0)	(1.3)	(0.4)	(3.8)	(4.6)	(4.9)	(3.2)	(6.7)	(12.7)
Income (Loss) from Continuing Operations before Income Taxes and Equity in Net Income (Loss) of Investee	$(0.8)	$(16.6)	$67.3	$76.6	$46.9	$51.8	$61.4	$49.9	$160.1
Segment Net Operating Income (Loss):
Kemper Preferred	$(8.0)	$(33.0)	$11.3	$9.0	$13.5	$13.5	$14.6	$(29.7)	$41.6
Unitrin Specialty	5.3	4.9	4.2	2.2	6.2	6.0	5.8	14.4	18.0
Unitrin Direct	(1.6)	(4.7)	(3.8)	(1.9)	0.3	0.4	0.1	(10.1)	0.8
Life and Health	22.4	20.9	32.7	34.6	12.4	21.5	26.4	76.0	60.3
Total Segment Net Operating Income (Loss)	18.1	(11.9)	44.4	43.9	32.4	41.4	46.9	50.6	120.7
Unallocated Net Operating Loss	(8.3)	(5.5)	(5.7)	(4.2)	(1.8)	(3.7)	(3.0)	(19.5)	(8.5)
Net Operating Income (Loss)	9.8	(17.4)	38.7	39.7	30.6	37.7	43.9	31.1	112.2
Unallocated Net Income (Loss) From:
Net Realized Gains (Losses) on Sales of Investments	(2.7)	11.5	9.2	18.4	4.7	1.9	2.9	18.0	9.5
Net Impairment Losses Recognized in Earnings	(3.3)	(0.7)	(0.3)	(2.4)	(3.0)	(3.2)	(2.1)	(4.3)	(8.3)
Income (Loss) from Continuing Operations	$3.8	$(6.6)	$47.6	$55.7	$32.3	$36.4	$44.7	$44.8	$113.4

Kemper Corporation Segment Operating Results (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Dec 31, 2010	Sep 30, 2010	Jun 30, 2010	Mar 31, 2010	Sep 30, 2011	Sep 30, 2010
Earned Premiums by Product:
Life	$98.0	$99.7	$99.4	$98.4	$98.8	$100.0	$99.5	$297.1	$298.3
Accident and Health	41.9	41.5	41.2	41.4	40.5	40.1	39.9	124.6	120.5
Property and Casualty:
Personal Lines:
Automobile	281.4	286.2	287.1	302.1	308.3	316.9	322.2	854.7	947.4
Homeowners	76.6	75.7	74.1	75.0	75.1	74.5	74.1	226.4	223.7
Other Personal	35.0	35.1	34.4	34.4	34.8	35.5	34.3	104.5	104.6
Total Personal Lines	393.0	397.0	395.6	411.5	418.2	426.9	430.6	1,185.6	1,275.7
Commercial Automobile	10.1	9.9	9.8	10.3	10.7	11.1	11.5	29.8	33.3
Total Earned Premiums	$543.0	$548.1	$546.0	$561.6	$568.2	$578.1	$581.5	$1,637.1	$1,727.8
Net Investment Income by Segment:
Kemper Preferred:
Equity Method Limited Liabilty Companies	$(2.2)	$5.5	$3.8	$4.5	$2.9	$5.3	$2.8	$7.1	$11.0
All Other Net Investment Income	10.6	10.1	10.3	9.7	9.4	8.6	9.6	31.0	27.6
Net Investment Income	8.4	15.6	14.1	14.2	12.3	13.9	12.4	38.1	38.6
Unitrin Specialty:
Equity Method Limited Liabilty Companies	(0.9)	2.4	1.7	2.0	1.4	2.5	1.4	3.2	5.3
All Other Net Investment Income	4.2	4.4	4.6	4.3	4.3	4.2	4.7	13.2	13.2
Net Investment Income	3.3	6.8	6.3	6.3	5.7	6.7	6.1	16.4	18.5
Unitrin Direct:
Equity Method Limited Liabilty Companies	(0.7)	1.9	1.5	1.7	1.2	2.2	1.2	2.7	4.6
All Other Net Investment Income	3.6	3.7	3.9	3.7	3.6	3.7	4.1	11.2	11.4
Net Investment Income	2.9	5.6	5.4	5.4	4.8	5.9	5.3	13.9	16.0
Life and Health Insurance:
Equity Method Limited Liabilty Companies	(9.4)	(0.1)	2.1	6.5	4.3	1.7	3.3	(7.4)	9.3
All Other Net Investment Income	52.3	52.5	50.9	49.4	49.5	49.6	50.0	155.7	149.1
Net Investment Income	42.9	52.4	53.0	55.9	53.8	51.3	53.3	148.3	158.4
Total Segment Net Investment Inome	57.5	80.4	78.8	81.8	76.6	77.8	77.1	216.7	231.5
Unallocated Net Investment Inome:
Equity Method Limited Liabilty Companies	(0.5)	1.2	0.9	0.8	0.7	1.7	0.7	1.6	3.1
All Other Net Investment Income	1.6	1.3	1.5	2.1	2.1	1.8	2.5	4.4	6.4
Unallocated Net Investment Income	1.1	2.5	2.4	2.9	2.8	3.5	3.2	6.0	9.5
Net Investment Income	$58.6	$82.9	$81.2	$84.7	$79.4	$81.3	$80.3	$222.7	$241.0

Kemper Corporation Combined Property and Casualty Operations[1] (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Dec 31, 2010	Sep 30, 2010	Jun 30, 2010	Mar 31, 2010	Sep 30, 2011	Sep 30, 2010
Results of Operations
Net Premiums Written	$394.6	$381.1	$383.6	$375.9	$411.4	$402.7	$408.7	$1,159.3	$1,222.8
Earned Premiums:
Personal:
Automobile	$281.4	$286.2	$287.1	$302.1	$308.3	$316.9	$322.2	$854.7	$947.4
Homeowners	76.6	75.7	74.1	75.0	75.1	74.5	74.1	226.4	223.7
Other Personal	13.8	13.4	13.2	13.3	13.3	13.9	13.0	40.4	40.2
Total Personal	371.8	375.3	374.4	390.4	396.7	405.3	409.3	1,121.5	1,211.3
Commercial Automobile	10.1	9.9	9.8	10.3	10.7	11.1	11.5	29.8	33.3
Total Earned Premiums	381.9	385.2	384.2	400.7	407.4	416.4	420.8	1,151.3	1,244.6
Net Investment Income	14.6	28.0	25.8	25.9	22.8	26.5	23.8	68.4	73.1
Other Income	0.4	0.1	0.2	0.2	0.3	0.3	0.3	0.7	0.9
Total Revenues	396.9	413.3	410.2	426.8	430.5	443.2	444.9	1,220.4	1,318.6
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	280.6	281.2	290.6	296.9	296.2	294.2	304.8	852.4	895.2
Catastrophe Losses and LAE	43.8	94.7	9.2	20.7	12.6	25.7	15.9	147.7	54.2
Prior Years:
Non-catastrophe Losses and LAE	(16.4)	(5.4)	(3.1)	(0.7)	(6.2)	(5.9)	(9.1)	(24.9)	(21.2)
Catastrophe Losses and LAE	(1.5)	(1.9)	0.1	(0.6)	(0.4)	(2.3)	(1.3)	(3.3)	(4.0)
Total Incurred Losses and LAE	306.5	368.6	296.8	316.3	302.2	311.7	310.3	971.9	924.2
Insurance Expenses	103.1	101.1	101.5	104.4	104.7	105.5	108.9	305.7	319.1
Operating Profit (Loss)	(12.7)	(56.4)	11.9	6.1	23.6	26.0	25.7	(57.2)	75.3
Income Tax Benefit (Expense)	8.4	23.6	(0.2)	3.2	(3.6)	(6.1)	(5.2)	31.8	(14.9)
Net Operating Income (Loss)	$(4.3)	$(32.8)	$11.7	$9.3	$20.0	$19.9	$20.5	$(25.4)	$60.4
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	73.5%	73.0%	75.7%	74.0%	72.7%	70.7%	72.4%	74.1%	71.9%
Current Year Catastrophe Losses and LAE Ratio	11.5	24.6	2.4	5.2	3.1	6.2	3.8	12.8	4.4
Prior Years Non-catastrophe Losses and LAE Ratio	(4.3)	(1.4)	(0.8)	(0.2)	(1.5)	(1.4)	(2.2)	(2.2)	(1.7)
Prior Years Catastrophe Losses and LAE Ratio	(0.4)	(0.5)	—	(0.1)	(0.1)	(0.6)	(0.3)	(0.3)	(0.3)
Total Incurred Loss and LAE Ratio	80.3	95.7	77.3	78.9	74.2	74.9	73.7	84.4	74.3
Incurred Expense Ratio	27.0	26.2	26.4	26.1	25.7	25.3	25.9	26.6	25.6
Combined Ratio	107.3%	121.9%	103.7%	105.0%	99.9%	100.2%	99.6%	111.0%	99.9%
Underlying Combined Ratio [2]
Current Year Non-catastrophe Losses and LAE Ratio	73.5%	73.0%	75.7%	74.0%	72.7%	70.7%	72.4%	74.1%	71.9%
Incurred Expense Ratio	27.0	26.2	26.4	26.1	25.7	25.3	25.9	26.6	25.6
Underlying Combined Ratio	100.5%	99.2%	102.1%	100.1%	98.4%	96.0%	98.3%	100.7%	97.5%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	100.5%	99.2%	102.1%	100.1%	98.4%	96.0%	98.3%	100.7%	97.5%
Current Year Catastrophe Losses and LAE Ratio	11.5	24.6	2.4	5.2	3.1	6.2	3.8	12.8	4.4
Prior Years Non-catastrophe Losses and LAE Ratio	(4.3)	(1.4)	(0.8)	(0.2)	(1.5)	(1.4)	(2.2)	(2.2)	(1.7)
Prior Years Catastrophe Losses and LAE Ratio	(0.4)	(0.5)	—	(0.1)	(0.1)	(0.6)	(0.3)	(0.3)	(0.3)
Combined Ratio as Reported	107.3%	121.9%	103.7%	105.0%	99.9%	100.2%	99.6%	111.0%	99.9%

[1] Includes the results of operations of the Kemper Preferred, Unitrin Specialty and Unitrin Direct segments.
[2] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior year catastrophes) on the combined ratio and the effect of prior year reserve development at the reporting date (including development on prior year catastrophes) on the combined ratio.

Kemper Corporation Kemper Preferred (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Dec 31, 2010	Sep 30, 2010	Jun 30, 2010	Mar 31, 2010	Sep 30, 2011	Sep 30, 2010
Results of Operations
Net Premiums Written	$233.3	$224.7	$199.6	$208.4	$230.1	$226.4	$207.3	$657.6	$663.8
Earned Premiums:
Automobile	$128.5	$127.6	$126.9	$134.8	$135.6	$136.9	$137.4	$383.0	$409.9
Homeowners	74.3	73.4	71.9	72.8	72.9	72.2	72.1	219.6	217.2
Other Personal	13.7	13.4	13.1	13.3	13.3	13.8	12.9	40.2	40.0
Total Earned Premiums	216.5	214.4	211.9	220.9	221.8	222.9	222.4	642.8	667.1
Net Investment Income	8.4	15.6	14.1	14.2	12.3	13.9	12.4	38.1	38.6
Other Income	0.1	—	0.1	0.1	0.1	0.1	0.1	0.2	0.3
Total Revenues	225.0	230.0	226.1	235.2	234.2	236.9	234.9	681.1	706.0
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	148.9	141.4	145.5	148.9	148.8	142.5	147.0	435.8	438.3
Catastrophe Losses and LAE	40.9	87.9	9.0	19.9	11.7	23.0	15.6	137.8	50.3
Prior Years:
Non-catastrophe Losses and LAE	(7.9)	(2.6)	(1.1)	(4.0)	(4.2)	(4.1)	(6.6)	(11.6)	(14.9)
Catastrophe Losses and LAE	(1.5)	(2.0)	(0.3)	(0.6)	(0.4)	(2.3)	(1.6)	(3.8)	(4.3)
Total Incurred Losses and LAE	180.4	224.7	153.1	164.2	155.9	159.1	154.4	558.2	469.4
Insurance Expenses	60.3	59.5	58.8	61.1	61.2	60.2	61.2	178.6	182.6
Operating Profit (Loss)	(15.7)	(54.2)	14.2	9.9	17.1	17.6	19.3	(55.7)	54.0
Income Tax Benefit (Expense)	7.7	21.2	(2.9)	(0.9)	(3.6)	(4.1)	(4.7)	26.0	(12.4)
Net Operating Income (Loss)	$(8.0)	$(33.0)	$11.3	$9.0	$13.5	$13.5	$14.6	$(29.7)	$41.6
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	68.7%	65.9%	68.7%	67.4%	67.1%	63.9%	66.1%	67.8%	65.7%
Current Year Catastrophe Losses and LAE Ratio	18.9	41.0	4.2	9.0	5.3	10.3	7.0	21.4	7.5
Prior Years Non-catastrophe Losses and LAE Ratio	(3.6)	(1.2)	(0.5)	(1.8)	(1.9)	(1.8)	(3.0)	(1.8)	(2.2)
Prior Years Catastrophe Losses and LAE Ratio	(0.7)	(0.9)	(0.1)	(0.3)	(0.2)	(1.0)	(0.7)	(0.6)	(0.6)
Total Incurred Loss and LAE Ratio	83.3	104.8	72.3	74.3	70.3	71.4	69.4	86.8	70.4
Incurred Expense Ratio	27.9	27.8	27.7	27.7	27.6	27.0	27.5	27.8	27.4
Combined Ratio	111.2%	132.6%	100.0%	102.0%	97.9%	98.4%	96.9%	114.6%	97.8%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	68.7%	65.9%	68.7%	67.4%	67.1%	63.9%	66.1%	67.8%	65.7%
Incurred Expense Ratio	27.9	27.8	27.7	27.7	27.6	27.0	27.5	27.8	27.4
Underlying Combined Ratio	96.6%	93.7%	96.4%	95.1%	94.7%	90.9%	93.6%	95.6%	93.1%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	96.6%	93.7%	96.4%	95.1%	94.7%	90.9%	93.6%	95.6%	93.1%
Current Year Catastrophe Losses and LAE Ratio	18.9	41.0	4.2	9.0	5.3	10.3	7.0	21.4	7.5
Prior Years Non-catastrophe Losses and LAE Ratio	(3.6)	(1.2)	(0.5)	(1.8)	(1.9)	(1.8)	(3.0)	(1.8)	(2.2)
Prior Years Catastrophe Losses and LAE Ratio	(0.7)	(0.9)	(0.1)	(0.3)	(0.2)	(1.0)	(0.7)	(0.6)	(0.6)
Combined Ratio as Reported	111.2%	132.6%	100.0%	102.0%	97.9%	98.4%	96.9%	114.6%	97.8%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior year catastrophes) on the combined ratio and the effect of prior year reserve development at the reporting date (including development on prior year catastrophes) on the combined ratio.

Page 12 Kemper Corporation Kemper Preferred Insurance Reserves (Dollars in Millions) (Unaudited)

	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Dec 31, 2010	Sep 30, 2010	Jun 30, 2010	Mar 31, 2010
Insurance Reserves:
Automobile	$268.5	$275.0	$277.3	$286.2	$290.0	$294.9	$295.4
Homeowners	127.5	131.2	101.0	97.6	93.1	92.6	91.0
Other Personal	37.2	38.4	37.6	36.7	38.7	37.3	36.7
Insurance Reserves	$433.2	$444.6	$415.9	$420.5	$421.8	$424.8	$423.1
Insurance Reserves:
Loss Reserves:
Case	$268.6	$271.3	$263.6	$261.5	$263.2	$262.1	$262.4
Incurred but Not Reported	97.5	103.7	82.6	88.0	85.1	89.3	88.1
Total Loss Reserves	366.1	375.0	346.2	349.5	348.3	351.4	350.5
LAE Reserves	67.1	69.6	69.7	71.0	73.5	73.4	72.6
Insurance Reserves	$433.2	$444.6	$415.9	$420.5	$421.8	$424.8	$423.1

Kemper Corporation Unitrin Specialty (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Dec 31, 2010	Sep 30, 2010	Jun 30, 2010	Mar 31, 2010	Sep 30, 2011	Sep 30, 2010
Results of Operations
Net Premiums Written	$109.3	$105.8	$123.1	$106.1	$114.0	$110.5	$126.6	$338.2	$351.1
Earned Premiums:
Personal Automobile	$100.9	$103.4	$102.6	$104.7	$106.3	$109.4	$110.9	$306.9	$326.6
Commercial Automobile	10.1	9.9	9.8	10.3	10.7	11.1	11.5	29.8	33.3
Total Earned Premiums	111.0	113.3	112.4	115.0	117.0	120.5	122.4	336.7	359.9
Net Investment Income	3.3	6.8	6.3	6.3	5.7	6.7	6.1	16.4	18.5
Other Income	0.2	0.1	0.1	0.1	0.2	0.1	0.2	0.4	0.5
Total Revenues	114.5	120.2	118.8	121.4	122.9	127.3	128.7	353.5	378.9
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	86.8	91.3	92.8	93.7	92.9	93.6	95.8	270.9	282.3
Catastrophe Losses and LAE	0.7	2.9	0.1	0.2	0.4	2.2	0.1	3.7	2.7
Prior Years:
Non-catastrophe Losses and LAE	(3.2)	(1.9)	(1.9)	2.5	(1.5)	1.7	1.3	(7.0)	1.5
Catastrophe Losses and LAE	—	—	0.1	—	—	—	0.1	0.1	0.1
Total Incurred Losses and LAE	84.3	92.3	91.1	96.4	91.8	97.5	97.3	267.7	286.6
Insurance Expenses	23.5	21.9	22.6	23.4	23.1	22.3	23.9	68.0	69.3
Operating Profit	6.7	6.0	5.1	1.6	8.0	7.5	7.5	17.8	23.0
Income Tax Benefit (Expense)	(1.4)	(1.1)	(0.9)	0.6	(1.8)	(1.5)	(1.7)	(3.4)	(5.0)
Net Operating Income	$5.3	$4.9	$4.2	$2.2	$6.2	$6.0	$5.8	$14.4	$18.0
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	78.2%	80.6%	82.5%	81.4%	79.5%	77.7%	78.2%	80.5%	78.4%
Current Year Catastrophe Losses and LAE Ratio	0.6	2.6	0.1	0.2	0.3	1.8	0.1	1.1	0.8
Prior Years Non-catastrophe Losses and LAE Ratio	(2.9)	(1.7)	(1.7)	2.2	(1.3)	1.4	1.1	(2.1)	0.4
Prior Years Catastrophe Losses and LAE Ratio	—	—	0.1	—	—	—	0.1	—	—
Total Incurred Loss and LAE Ratio	75.9	81.5	81.0	83.8	78.5	80.9	79.5	79.5	79.6
Incurred Expense Ratio	21.2	19.3	20.1	20.3	19.7	18.5	19.5	20.2	19.3
Combined Ratio	97.1%	100.8%	101.1%	104.1%	98.2%	99.4%	99.0%	99.7%	98.9%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	78.2%	80.6%	82.5%	81.4%	79.5%	77.7%	78.2%	80.5%	78.4%
Incurred Expense Ratio	21.2	19.3	20.1	20.3	19.7	18.5	19.5	20.2	19.3
Underlying Combined Ratio	99.4%	99.9%	102.6%	101.7%	99.2%	96.2%	97.7%	100.7%	97.7%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	99.4%	99.9%	102.6%	101.7%	99.2%	96.2%	97.7%	100.7%	97.7%
Current Year Catastrophe Losses and LAE Ratio	0.6	2.6	0.1	0.2	0.3	1.8	0.1	1.1	0.8
Prior Years Non-catastrophe Losses and LAE Ratio	(2.9)	(1.7)	(1.7)	2.2	(1.3)	1.4	1.1	(2.1)	0.4
Prior Years Catastrophe Losses and LAE Ratio	—	—	0.1	—	—	—	0.1	—	—
Combined Ratio as Reported	97.1%	100.8%	101.1%	104.1%	98.2%	99.4%	99.0%	99.7%	98.9%

[1]Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior year catastrophes) on the combined ratio and the effect of prior year reserve development at the reporting date (including development on prior year catastrophes) on the combined ratio.

Page 14 Kemper Corporation Unitrin Specialty Insurance Reserves (Dollars in Millions) (Unaudited)

	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Dec 31, 2010	Sep 30, 2010	Jun 30, 2010	Mar 31, 2010
Insurance Reserves:
Personal Automobile	$169.6	$176.1	$179.7	$181.9	$180.0	$179.8	$183.8
Commercial Automobile	54.4	55.6	58.7	61.7	65.9	71.7	75.4
Other	7.9	8.1	8.3	7.2	8.5	9.6	9.0
Insurance Reserves	$231.9	$239.8	$246.7	$250.8	$254.4	$261.1	$268.2
Insurance Reserves:
Loss Reserves:
Case	$137.9	$143.6	$147.3	$151.9	$156.5	$162.2	$166.7
Incurred but Not Reported	48.9	60.8	63.1	63.4	62.4	63.3	65.7
Total Loss Reserves	186.8	204.4	210.4	215.3	218.9	225.5	232.4
LAE Reserves	45.1	35.4	36.3	35.5	35.5	35.6	35.8
Insurance Reserves	$231.9	$239.8	$246.7	$250.8	$254.4	$261.1	$268.2

Kemper Corporation Unitrin Direct (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Dec 31, 2010	Sep 30, 2010	Jun 30, 2010	Mar 31, 2010	Sep 30, 2011	Sep 30, 2010
Results of Operations
Net premiums written	$52.0	$50.6	$60.9	$61.4	$67.3	$65.8	$74.8	$163.5	$207.9
Earned Premiums:
Automobile	$52.0	$55.2	$57.6	$62.6	$66.4	$70.6	$73.9	$164.8	$210.9
Homeowners	2.3	2.3	2.2	2.2	2.2	2.3	2.0	6.8	6.5
Other Personal	0.1	—	0.1	—	—	0.1	0.1	0.2	0.2
Total Earned Premiums	54.4	57.5	59.9	64.8	68.6	73.0	76.0	171.8	217.6
Net Investment Income	2.9	5.6	5.4	5.4	4.8	5.9	5.3	13.9	16.0
Other Income	0.1	—	—	—	—	0.1	—	0.1	0.1
Total Revenues	57.4	63.1	65.3	70.2	73.4	79.0	81.3	185.8	233.7
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	44.9	48.5	52.3	54.3	54.5	58.1	62.0	145.7	174.6
Catastrophe Losses and LAE	2.2	3.9	0.1	0.6	0.5	0.5	0.2	6.2	1.2
Prior Years:
Non-catastrophe Losses and LAE	(5.3)	(0.9)	(0.1)	0.8	(0.5)	(3.5)	(3.8)	(6.3)	(7.8)
Catastrophe Losses and LAE	—	0.1	0.3	—	—	—	0.2	0.4	0.2
Total Incurred Losses and LAE	41.8	51.6	52.6	55.7	54.5	55.1	58.6	146.0	168.2
Insurance Expenses	19.3	19.7	20.1	19.9	20.4	23.0	23.8	59.1	67.2
Operating Profit (Loss)	(3.7)	(8.2)	(7.4)	(5.4)	(1.5)	0.9	(1.1)	(19.3)	(1.7)
Income Tax Benefit (Expense)	2.1	3.5	3.6	3.5	1.8	(0.5)	1.2	9.2	2.5
Net Operating Income (Loss)	$(1.6)	$(4.7)	$(3.8)	$(1.9)	$0.3	$0.4	$0.1	$(10.1)	$0.8
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	82.5%	84.3%	87.3%	83.9%	79.4%	79.6%	81.5%	84.9%	80.2%
Current Year Catastrophe Losses and LAE Ratio	4.0	6.8	0.2	0.9	0.7	0.7	0.3	3.6	0.6
Prior Years Non-catastrophe Losses and LAE Ratio	(9.7)	(1.6)	(0.2)	1.2	(0.7)	(4.8)	(5.0)	(3.7)	(3.6)
Prior Years Catastrophe Losses and LAE Ratio	—	0.2	0.5	—	—	—	0.3	0.2	0.1
Total Incurred Loss and LAE Ratio	76.8	89.7	87.8	86.0	79.4	75.5	77.1	85.0	77.3
Incurred Expense Ratio	35.5	34.3	33.6	30.7	29.7	31.5	31.3	34.4	30.9
Combined Ratio	112.3%	124.0%	121.4%	116.7%	109.1%	107.0%	108.4%	119.4%	108.2%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	82.5%	84.3%	87.3%	83.9%	79.4%	79.6%	81.5%	84.9%	80.2%
Incurred Expense Ratio	35.5	34.3	33.6	30.7	29.7	31.5	31.3	34.4	30.9
Underlying Combined Ratio	118.0%	118.6%	120.9%	114.6%	109.1%	111.1%	112.8%	119.3%	111.1%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	118.0%	118.6%	120.9%	114.6%	109.1%	111.1%	112.8%	119.3%	111.1%
Current Year Catastrophe Losses and LAE Ratio	4.0	6.8	0.2	0.9	0.7	0.7	0.3	3.6	0.6
Prior Years Non-catastrophe Losses and LAE Ratio	(9.7)	(1.6)	(0.2)	1.2	(0.7)	(4.8)	(5.0)	(3.7)	(3.6)
Prior Years Catastrophe Losses and LAE Ratio	—	0.2	0.5	—	—	—	0.3	0.2	0.1
Combined Ratio as Reported	112.3%	124.0%	121.4%	116.7%	109.1%	107.0%	108.4%	119.4%	108.2%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior year catastrophes) on the combined ratio and the effect of prior year reserve development at the reporting date (including development on prior year catastrophes) on the combined ratio.

Page 16 Kemper Corporation Unitrin Direct Insurance Reserves (Dollars in Millions) (Unaudited)

	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Dec 31, 2010	Sep 30, 2010	Jun 30, 2010	Mar 31, 2010
Insurance Reserves:
Automobile	$213.3	$223.0	$230.5	$229.5	$227.4	$226.6	$232.0
Homeowners	5.1	5.8	5.4	3.7	3.6	3.5	3.2
Other Personal	2.7	2.7	2.5	2.4	1.5	1.5	2.4
Insurance Reserves	$221.1	$231.5	$238.4	$235.6	$232.5	$231.6	$237.6
Insurance Reserves:
Loss Reserves:
Case	$147.2	$146.4	$150.8	$144.9	$144.1	$148.3	$138.5
Incurred but Not Reported	44.5	53.5	54.9	56.8	53.8	47.6	60.5
Total Loss Reserves	191.7	199.9	205.7	201.7	197.9	195.9	199.0
LAE Reserves	29.4	31.6	32.7	33.9	34.6	35.7	38.6
Insurance Reserves	$221.1	$231.5	$238.4	$235.6	$232.5	$231.6	$237.6

Kemper Corporation Life and Health Insurance (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Dec 31, 2010	Sep 30, 2010	Jun 30, 2010	Mar 31, 2010	Sep 30, 2011	Sep 30, 2010
Results of Operations
Earned Premiums:
Life	$98.0	$99.7	$99.4	$98.4	$98.8	$100.0	$99.5	$297.1	$298.3
Accident and Health	41.9	41.5	41.2	41.4	40.5	40.1	39.9	124.6	120.5
Property	21.2	21.7	21.2	21.1	21.5	21.6	21.3	64.1	64.4
Total Earned Premiums	161.1	162.9	161.8	160.9	160.8	161.7	160.7	485.8	483.2
Net Investment Income	42.9	52.4	53.0	55.9	53.8	51.3	53.3	148.3	158.4
Other Income	—	0.1	—	0.1	0.1	—	—	0.1	0.1
Total Revenues	204.0	215.4	214.8	216.9	214.7	213.0	214.0	634.2	641.7
Policyholders’ Benefits and Incurred Losses and LAE	93.0	108.6	95.5	91.0	101.6	107.4	106.8	297.1	315.8
Insurance Expenses	76.7	74.1	68.5	72.8	71.4	72.1	66.7	219.3	210.2
Write-off of Goodwill	—	—	—	—	14.8	—	—	—	14.8
Operating Profit	34.3	32.7	50.8	53.1	26.9	33.5	40.5	117.8	100.9
Income Tax Expense	(11.9)	(11.8)	(18.1)	(18.5)	(14.5)	(12.0)	(14.1)	(41.8)	(40.6)
Net Operating Income	$22.4	$20.9	$32.7	$34.6	$12.4	$21.5	$26.4	$76.0	$60.3

	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Dec 31, 2010	Sep 30, 2010	Jun 30, 2010	Mar 31, 2010
Insurance Reserves:
Future Policyholder Benefits	$3,039.8	$3,029.2	$3,014.7	$3,004.8	$2,995.4	$2,984.0	$2,977.2
Incurred Losses and LAE Reserves:
Life	32.9	34.3	36.0	35.3	34.2	39.0	42.4
Accident and Health	21.7	22.1	22.9	23.6	24.4	25.8	26.9
Property	12.0	18.1	16.9	20.8	21.2	18.9	16.5
Total Incurred Losses and LAE Reserves	66.6	74.5	75.8	79.7	79.8	83.7	85.8
Insurance Reserves	$3,106.4	$3,103.7	$3,090.5	$3,084.5	$3,075.2	$3,067.7	$3,063.0

Kemper Corporation Details of Investment Performance (Dollars and Shares in Millions, Except Per Share Amounts)

	Three Months Ended							Nine Months Ended
	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Dec 31, 2010	Sep 30, 2010	Jun 30, 2010	Mar 31, 2010	Sep 30, 2011	Sep 30, 2010
Net Investment Income
Interest and Dividends on Fixed Maturities	$61.8	$62.0	$60.0	$59.9	$60.5	$60.9	$62.5	$183.8	$183.9
Dividends on Equity Securities	6.0	6.1	7.1	4.8	4.0	2.9	4.3	19.2	11.2
Short-term Investments	—	—	0.1	0.1	0.1	—	0.1	0.1	0.2
Loans to Policyholders	4.4	4.3	4.4	4.2	4.2	4.0	4.1	13.1	12.3
Real Estate	6.7	6.3	6.4	6.9	6.7	6.9	6.6	19.4	20.2
Equity Method Limited Liability Investments	(13.7)	10.9	10.0	15.5	10.5	13.4	9.4	7.2	33.3
Other	—	0.1	—	—	—	—	—	0.1	—
Total Investment Income	65.2	89.7	88.0	91.4	86.0	88.1	87.0	242.9	261.1
Investment Expenses:
Real Estate	6.2	6.4	6.4	6.3	6.4	6.5	6.5	19.0	19.4
Other Investment Expenses	0.4	0.4	0.4	0.4	0.2	0.3	0.2	1.2	0.7
Total Investment Expenses	6.6	6.8	6.8	6.7	6.6	6.8	6.7	20.2	20.1
Net Investment Income	$58.6	$82.9	$81.2	$84.7	$79.4	$81.3	$80.3	$222.7	$241.0
Net Realized Gains on Sales of Investments
Fixed Maturities:
Gains on Sales	$7.1	$3.0	$2.8	$15.8	$0.9	$2.3	$2.5	$12.9	$5.7
Losses on Sales	—	(0.1)	—	(0.1)	—	—	—	(0.1)	—
Equity Securities:
Gains on Sales	2.8	15.2	11.2	4.0	5.7	0.3	1.7	29.2	7.7
Losses on Sales	(13.4)	(0.1)	—	—	—	—	—	(13.5)	—
Investee - Intermec:
Gains on Sales	—	—	—	—	—	0.8	—	—	0.8
Real Estate:
Gains on Sales	—	—	0.1	8.2	—	—	—	0.1	—
Other Investments:
Gains on Sales	—	—	—	—	0.1	—	—	—	0.1
Losses on Sales	—	—	—	—	—	(0.1)	—	—	(0.1)
Trading Securities Net Gains (Losses)	(0.7)	(0.2)	0.1	0.1	0.5	(0.4)	0.3	(0.8)	0.4
Net Realized Gains (Losses) on Sales of Investments	$(4.2)	$17.8	$14.2	$28.0	$7.2	$2.9	$4.5	$27.8	$14.6
Net Impairment Losses Recognized in Earnings
Fixed Maturities	$—	$—	$—	$(2.0)	$(4.6)	$(4.6)	$(3.2)	$—	$(12.4)
Equity Securities	(0.1)	(1.3)	(0.4)	(1.8)	—	(0.3)	—	(1.8)	(0.3)
Real Estate	$(4.9)	$—	$—	$—	$—	$—	$—	$(4.9)	$—
Net Impairment Losses Recognized in Earnings	$(5.0)	$(1.3)	$(0.4)	$(3.8)	$(4.6)	$(4.9)	$(3.2)	$(6.7)	$(12.7)

Kemper Corporation Details of Invested Assets (Dollars in Millions) (Unaudited)

	Sep 30, 2011		Dec 31, 2010		Dec 31, 2009
	Carrying Value	Percent of Total Investments[1]	Carrying Value	Percent of Total Investments[1]	Carrying Value	Percent of Total Investments[1]
Fixed Maturities Reported at Fair Value:
U.S. Government and Government Agencies and Authorities	$516.7	8.5%	$536.9	8.6%	$720.9	12.0%
States and Political Subdivisions	1,903.3	31.4	1,792.8	28.7	1,745.3	29.0
Corporate Securities:
Bonds and Notes	2,275.2	37.5	2,049.0	32.8	1,931.6	32.1
Redeemable Preferred Stocks	81.5	1.3	88.3	1.4	150.4	2.5
Mortgage and Asset-backed	5.7	0.1	8.3	0.1	13.2	0.2
Total Fixed Maturities Reported at Fair Value	4,782.4	78.8	4,475.3	71.6	4,561.4	75.8
Equity Securities Reported at Fair Value:
Preferred Stocks	109.1	1.8	125.1	2.0	115.1	1.9
Common Stocks:
Intermec	—	—	137.5	2.2	—	—
Other Equities	113.8	1.9	133.4	2.1	41.2	0.7
Other Equity Interests:
Exchange Traded Funds	65.7	1.1	79.2	1.3	—	—
Limited Liability Companies and Limited Partnerships	72.2	1.2	75.2	1.2	39.1	0.6
Total Equity Securities Reported at Fair Value	360.8	6.0	550.4	8.8	195.4	3.2
Equity Method Limited Liability Investments	305.0	5.0	328.0	5.2	285.5	4.7
Investee (Intermec) at Cost Plus Cumulative Undistributed Earnings	—	—	—	—	98.4	1.6
Short-term Investments at Cost which Approximates Fair Value	120.9	2.0	402.9	6.4	397.0	6.6
Other Investments:
Loans to Policyholders at Unpaid Principal	248.6	4.1	238.4	3.8	223.6	3.7
Real Estate at Depreciated Cost	241.8	4.0	249.9	4.0	257.1	4.3
Trading Securities at Fair Value	4.2	0.1	5.1	0.1	4.6	0.1
Other	0.6	—	0.8	—	0.8	—
Total Other Investments	495.2	8.2	494.2	7.9	486.1	8.1
Total Investments	$6,064.3	100.0%	$6,250.8	100.0%	$6,023.8	100.0%
S&P Equivalent Rating for Fixed Maturities
AAA, AA, A	$3,709.1	77.6%	$3,493.7	78.1%	$3,678.4	80.6%
BBB	781.7	16.4	733.1	16.4	650.3	14.3
BB	110.4	2.3	105.3	2.4	110.4	2.4
B	63.3	1.3	52.3	1.2	27.1	0.6
CCC	102.5	2.1	76.6	1.7	74.1	1.6
In or Near Default	15.4	0.3	14.3	0.3	21.1	0.5
Total Investments in Fixed Maturities	$4,782.4	100.0%	$4,475.3	100.0%	$4,561.4	100.0%
Duration (in Years)
Total Investments in Fixed Maturities	7.5		7.2		6.9

[1] Sum of percentages for individual lines does not equal subtotals and grand total due to rounding.

Kemper Corporation Investment Concentration (Dollars in Millions) (Unaudited)

	Sep 30, 2011		Dec 31, 2010		Dec 31, 2009
Fair Value of Non-governmental Fixed Maturities by Industry	Amount	Percent of Total Investments	Amount	Percent of Total Investments	Amount	Percent of Total Investments
Manufacturing	$1,129.6	18.6%	$1,023.6	16.4%	$928.8	15.4%
Finance, Insurance and Real Estate	587.6	9.7	566.4	9.1	608.8	10.1
Transportation, Communication and Utilities	247.3	4.1	229.7	3.7	236.2	3.9
Services	212.0	3.5	186.3	3.0	181.9	3.0
Mining	82.4	1.4	52.0	0.8	58.4	1.0
Wholesale Trade	38.3	0.6	36.5	0.6	33.3	0.6
Retail Trade	46.7	0.8	33.5	0.5	32.3	0.5
Agriculture, Forestry and Fishing	17.9	0.3	17.0	0.3	14.9	0.2
Other	0.6	—	0.6	—	0.6	—
Total Fair Value of Non-governmental Fixed Maturities	$2,362.4	39.0%	$2,145.6	34.4%	$2,095.2	34.7%

	Sep 30, 2011
Ten Largest Investment Exposures [1]	Fair Value	Percent of Total Investments
Fixed Maturities:
States and Political Subdivisions:
Texas	$104.9	1.7%
Washington	96.0	1.6
Louisiana	76.4	1.3
Georgia	74.9	1.2
Ohio	67.4	1.1
New York	64.3	1.1
Equity Securities:
iShares® iBoxx $ Investment Grade Corporate Bond Fund	65.7	1.1
Equity Method Limited Liability Investments:
Tennebaum Opportunities Fund V, LLC	80.0	1.3
Special Value Opportunity Fund, LLC	67.2	1.1
Goldman Sachs Vintage Fund IV, L.P.	64.1	1.1
Total	$760.9	12.6%

[1]
Excluding Investments in U.S. Government and Government Agencies and Authorities and Obligations of States and Political Subdivisions Pre-refunded with U.S. Government and Government Agencies Held in Trust at September 30, 2011.

Kemper Corporation Municipal Bond Securities excluding Pre-refunded with U.S. Government Held in Trust (Dollars in Millions) (Unaudited)

	Sep 30, 2011
	State General Obligation	Political Subdivision General Obligation	Revenue	Total Fair Value	Percent of Total Muni Bond	Percent of Total Investments[1]
Texas	$66.6	$15.2	$23.1	$104.9	6.5%	1.7%
Washington	68.4	4.4	23.2	96.0	5.9	1.6
Louisiana	40.3	9.9	26.2	76.4	4.7	1.3
Georgia	50.8	12.5	11.6	74.9	4.6	1.2
Ohio	44.5	—	22.9	67.4	4.2	1.1
New York	21.9	—	42.4	64.3	4.0	1.1
Colorado	—	19.6	40.6	60.2	3.7	1.0
Florida	55.8	—	0.1	55.9	3.5	0.9
Alaska	50.5	—	2.7	53.2	3.3	0.9
Wisconsin	52.2	—	—	52.2	3.2	0.9
Pennsylvania	44.3	5.2	1.7	51.2	3.2	0.8
Connecticut	43.9	—	5.4	49.3	3.1	0.8
Massachusetts	21.6	—	23.2	44.8	2.8	0.7
Oregon	44.1	—	0.6	44.7	2.8	0.7
Illinois	37.4	1.9	3.7	43.0	2.7	0.7
Maryland	33.3	4.4	3.5	41.2	2.6	0.7
North Carolina	15.4	5.0	18.8	39.2	2.4	0.6
Hawaii	36.6	0.4	—	37.0	2.3	0.6
Nevada	33.6	1.1	—	34.7	2.1	0.6
Virginia	8.4	19.4	6.9	34.7	2.1	0.6
Indiana	—	4.2	27.6	31.8	2.0	0.5
California	18.6	1.1	10.9	30.6	1.9	0.5
South Carolina	25.3	4.9	0.2	30.4	1.9	0.5
Arkansas	29.1	—	—	29.1	1.8	0.5
Mississippi	24.2	—	4.2	28.4	1.8	0.5
Missouri	3.1	4.1	20.9	28.1	1.7	0.5
New Jersey	6.0	2.0	19.0	27.0	1.7	0.4
Utah	11.8	3.5	10.5	25.8	1.6	0.4
Iowa	—	—	23.1	23.1	1.4	0.4
Minnesota	13.0	10.0	—	23.0	1.4	0.4
Delaware	13.9	—	6.2	20.1	1.2	0.3
Tennessee	4.7	11.9	3.3	19.9	1.2	0.3
Rhode Island	19.2	—	—	19.2	1.2	0.3
West Virginia	19.1	—	—	19.1	1.2	0.3
Nebraska	—	12.6	5.1	17.7	1.1	0.3
Kentucky	—	1.1	15.0	16.1	1.0	0.3
Arizona	—	8.5	6.9	15.4	1.0	0.3
Michigan	—	—	12.4	12.4	0.8	0.2
All Other States	7.7	22.1	41.9	71.7	4.4	1.2
Total (1)	$965.3	$185.0	$463.8	$1,614.1	100.0%	26.6%

[1] Sum of percentages for individual lines does not equal total due to rounding.

Kemper Corporation Investments in Limited Liability Investment Companies and Limited Partnerships (Dollars in Millions) (Unaudited)

		Unfunded Commitment	Reported Value		Stated Fund
	Asset Class	Sep 30, 2011	Sep 30, 2011	Dec 31, 2010	End Date
Reported as Equity Method Limited Liability Investments at Cost Plus Cumulative Undistributed Earnings:
Tennenbaum Opportunities Fund V, LLC	Distressed Debt	$—	$80.0	$91.4	10/10/16
Special Value Opportunity Fund, LLC	Distressed Debt	—	67.2	86.8	07/13/14
Goldman Sachs Vintage Fund IV, L.P.	Secondary Transactions	22.4	64.1	58.9	12/31/16
Special Value Continuation Fund, LLC	Distressed Debt	—	22.8	26.8	06/30/16
BNY-Alcentra Mezzanine Partners III, L.P.	Mezzanine Debt	27.5	16.4	4.5	2021-2022
NY Life Investment Management Mezzanine Partners II, LP	Mezzanine Debt	4.0	14.9	20.5	07/31/16
BNY Mezzanine Partners L.P.	Mezzanine Debt	1.8	13.5	14.1	04/17/16
Ziegler Meditech Equity Partners, LP	Growth Equity	2.3	11.9	10.4	01/31/16
Other Funds		3.4	14.2	14.6	Various
Total Equity Method Limited Liability Investments		61.4	305.0	328.0
Reported as Other Equity Interests and Reported at Fair Value:
Highbridge Principal Strategies Fund L.P.	Mezzanine Debt	6.9	16.4	11.4	01/23/18
Goldman Sachs Vintage Fund V, L.P.	Secondary Transactions	9.5	8.4	8.7	12/31/18
Goldman Sachs Mezzanine Partners V, L.P.	Mezzanine Debt	15.1	8.2	8.4	12/31/21
Other		36.4	39.2	46.7	Various
Total Reported as Other Equity Interests and Reported at Fair Value		67.9	72.2	75.2
Total		$129.3	$377.2	$403.2

Kemper Corporation
Definitions of Non-GAAP Financial Measures
The Company believes that investors’ understanding of Kemper’s performance is enhanced by the disclosure of the following non-GAAP financial measures. The methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.
Book Value Per Share Excluding Unrealized Gains on Fixed Maturities, is a ratio that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trend in book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities in conjunction with book value per share to identify and analyze the change in net worth attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.
Book Value Per Share Excluding Goodwill, is a ratio that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the recorded Goodwill asset. Book value per share is the most directly comparable GAAP financial measure. Book Value Per Share, Excluding Goodwill, also referred to as Tangible Book Value Per Share, is a common measure used by analysts and investors to compare similar companies.
Net Operating Income (Loss) is an after-tax, non-GAAP measure and is computed by excluding from Income (Loss) from Continuing Operations the after-tax impact of 1) Net Realized Gains (Losses) on Sales of Investments, 2) Net Impairment Losses Recognized in Earnings related to investments and 3) other significant non-recurring or infrequent items that may not be indicative of ongoing operations. Significant non-recurring items are excluded when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, and (b) there has been no similar charge or gain within the prior two years.
The Company believes that Net Operating Income (Loss) provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Net Realized Gains on Sales of Investments and Net Impairment Losses Recognized in Earnings related to investments included in the Company's results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the company's investments, the timing of which is unrelated to the insurance underwriting process. Significant non-recurring items are excluded because, by their nature, they are not indicative of the Company's business or economic trends.
Underlying Combined Ratio is a non-GAAP financial measure, which is computed by adding the Current Year Non-catastrophe Losses and LAE Ratio with the Incurred Expense Ratio. The most directly comparable GAAP financial measure is the combined ratio. The Company believes the underlying combined ratio is useful to investors and is used by management to reveal the trends in the Company's Property and Casualty insurance businesses that may be obscured by catastrophe losses and prior year reserve development. These catastrophe losses cause loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve developments are caused by unexpected loss development on historical reserves. Because reserve development relates to the re-estimation of losses from earlier periods, it has no bearing on the performance of our insurance products in the current period. The Company believes it is useful for investors to evaluate these components separately and in the aggregate when reviewing the Company's underwriting performance. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.